UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2011

QSGI INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (561) 629-5713

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the prior current report on Form 8-K, filed on September 27, 2011which disclosed, among other items, the acquisition of certain operating assets from The Gasket Guy, Inc. (“TGG”) by QSGI, Inc. (“QSGI”) (the “Original Filing”).  We are filing this amendment on Form 8-K/A to include certain required disclosures of The Gasket Guy, Inc.  As part of this filing, TGG was required to deliver to QSGI two years of audited financial statements and the most recent quarterly review for inclusion in this current report.  However, TGG has not yet completed and delivered this information to QSGI at the time of this filing.  The financial statement audits and quarterly review is nearing completion and will be delivered to QSGI as soon as practicable.   Upon delivery, QSGI will file an amendment to this current report to include such information.

Except for amended and restated information included in Item 2.01, this current report on Form 8-K/A continues to describe the conditions as of the date of the Original Filing, and disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.
In this Form 8-K, references to “we,” “our,” “us,” “our company,” “the Company,” “QSGI, Inc.” or the “Registrant” refer to QSGI, Inc., a Delaware corporation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

No additional agreements have been entered into since the Filing on September 27, 2011.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 21, 2011, QSGI Green, Inc. (“QSGI Green”) a wholly-owned subsidiary of QSGI, Inc. completed the transactions contemplated by the Asset Purchase Agreement (the “Agreement”) with The Gasket Guy, Inc (the “Seller”) a Florida Corporation, primarily engaged in the manufacture and installation of refrigeration gaskets throughout the United States.

The Agreement included in Exhibit 99.1 provides for (1) the purchase of $412,500 of operating assets, operating agreements and the existing business formerly used by the Seller to manufacture and install its products and generate sales, (2) the purchase of $1 million of existing accounts receivable, (3) the conversion of $565,000 of the Seller’s existing bank note (4) the issuance of a $412,500 Seller’s note bearing interest at 7.5% and maturing December 5, 2016 with minimum EBITDA thresholds and subordinated to the Bank Note noted below and (5) an earn-out based on EBITDA milestones and multiples over a five-year period to be paid in the Company’s stock or cash with a maximum of $25 million total payout.  The Seller additionally signed non-competition agreements, non-disclosure agreements and five year employment agreements with the Company.  Text of the press release issued by the Company dated September 21, 2011, titled “QSGI Acquires Certain Assets of The Gasket Guy, Inc.” is furnished as Exhibit 99.2 to this current report.

On September 26, 2011, QSGI Green, Inc. a wholly-owned subsidiary of QSGI, Inc. (the Borrowers) entered into a loan agreement (the Bank Note) with First City Bank of Commerce (the Lender) in the amount of $564,775.23 to replace the Seller’s existing bank note. The Bank Note bears interest at 7.5% and has a maturity date of September 26, 2015.  The Bank Note is primarily supported by accounts receivable and inventory of the Borrowers. The Bank Note’s guarantors are Avner Harel and Moshe Schneider, the two owners of the Seller.    The Bank Note is included in Exhibit 99.3.

FORM 10 DISCLOSURES

Business

Forward-Looking Statements And Associated Risk

The following discussion should be read in conjunction with our audited Financial Statements and Notes included therein.

Certain statements in this Report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  We intend that such forward-looking statements be subject to the safe harbors created thereby.

All such forward-looking information involves risks and uncertainties and may be affected by many factors, some of which are beyond our control.  These factors include:
Our growth strategies.
Anticipated trends in our business and demographics.
Our ability to successfully integrate the business operations of recently acquired companies; and
Regulatory, competitive or other economic influences.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  our continued ability to sustain our growth through continuing vendor relationships; the successful consummation and integration of future acquisitions; the ability to hire and retain key personnel; the continued development of our technical, manufacturing, sales, marketing and management capabilities; relationships with and dependence on third-party suppliers; anticipated competition; uncertainties relating to economic conditions where we operate; uncertainties relating to government and regulatory policies; uncertainties relating to customer plans and commitments; rapid technological developments and obsolescence in the products we sell and the industries in which we operate and compete; existing and potential performance issues with suppliers and customers; governmental export and import policies; global trade policies; worldwide political stability and economic growth; the highly competitive environment in which we operate; potential entry of new, well-capitalized competitors into our markets; and changes in our capital structure and cost of capital.  The words “believe”, “expect”, “anticipate”, “intend” and “plan” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Risk Factors

The following constitute some of the noteworthy risks of an investment in the Company and should be carefully considered by respective investors prior to investing in the Company.  The order of the following risk factors is not intended to be indicative of the relative importance of any described risk nor is the following risk factors intended to be inclusive of all the risks of an investment in the Company.

Factors Affecting Future Operating Results

You should carefully consider the following risk factors, together with all other information contained or incorporated by reference in this filing, before you decide to purchase shares of our stock. These factors could cause our future results to differ materially from those expressed in or implied by forward-looking statements made by us. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also harm our business. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

Uncertainty Of Future Financial Results

Our future financial results are uncertain. There can be no assurance that we will be profitable, and we may incur losses in the foreseeable future. Achieving and sustaining profitability depends upon many factors, including our ability to raise capital when needed, the success of our various marketing programs, and the maintenance or reduction of expense levels.

Fluctuations In Future Quarterly Results

The Company has been in business since 2009 and has only eight quarters of historic quarterly operating results. Our quarterly operating results may fluctuate based on how well we manage our business. Some of the factors that may affect how well we manage our business include the timing of our delivery of significant orders; our ability to engineer customer solutions in a timely, cost effective manner; our ability to structure our organization to enable achievement of our operating objectives; our ability to meet the needs of our customers and markets; the ability to deliver, in a timely fashion, products for which we have received orders; the length of the sales cycle; the demand for products and services we offer; the hiring and training of additional personnel; as well as general business conditions. If we fail to effectively manage our business, this could adversely affect our results of operations.

We expect that the size, timing and number of our sales transactions may vary substantially from quarter to quarter, and we expect such variations to continue in future periods, including the possibility of losses in one or more fiscal quarters. These fluctuations may be caused by changing customer needs and primarily demand related and delays in shipping certain computer systems for which we receive orders that we expect to deliver during that quarter. In addition, our collection periods may fluctuate due to periodic shortages of goods available for shipment, which may result in the delay of payment from customers who will not pay until their entire order is shipped. Accordingly, it is likely that in one or more future fiscal quarters, our operating results could be below investors’ expectations and, as a result, any future public offering of shares of our Common Stock could be materially adversely affected.

Industry cycles may strain our management and resources

Cycles of growth and contraction in our industry may strain our management and resources. To manage these industry cycles effectively, we must: improve operational and financial systems; train and manage our employee base; successfully integrate operations and employees of businesses we acquire or have acquired; attract, develop, motivate and retain qualified personnel with relevant experience; and adjust spending levels according to prevailing market conditions. If we cannot manage industry cycles effectively, our business could be seriously harmed.

We Have Limited Principal Markets And Customers; We Have Significant Dependence On Major Customers; There Is A Risk Of Industry Concentration

We operate solely in the United States. We sell and deliver computer systems, peripheral devices and parts to more than 300 customers throughout the United States.

We generate a significant amount of revenue and profit from regulated utility companies by providing their customers refrigeration gaskets under approved subsidized rebate programs.  Although the subsidized rebate program is sponsored by the regulated utility companies, our ultimate customers are businesses with high-use commercial refrigeration equipment.

We cannot be certain that the regulated utility companies will continue to consider our product as part of their subsidized rebate programs.   Thus we cannot be certain that customers that have accounted for significant revenue in past periods will continue to generate revenue in future periods.  As a result of this concentration of subsidized rebate programs and our concentrated computer system customers, our results of operations could be negatively affected if any of the following occurs: if one or more of utility companies our customers becomes insolvent or goes out of business or one or more of our key customers or utility companies significantly reduces, delays or cancels its subsidized programs; or one or more of our significant customers selects products or services from one of our competitors.

We do not have any exclusive long-term arrangements with our customers for the continued sales of our products or services. Our failure to acquire additional significant or principal customers or to maintain our relationships with our existing principal customers could have a material adverse effect on our results of operations and cash flows.

Although we are striving to broaden our market focus to include sales to other markets and directly to customers without subsidies nationally and internationally, in the immediate future we expect that we will continue to derive a substantial percentage of our sales of product to such computer system brokers and remarketers and refrigeration items under the subsidies.  Accordingly, unfavorable economic conditions or factors that relate to these industries or subsidies, particularly any such conditions that might result in reductions in capital expenditures or subsidies or changes in such companies' information processing system requirements, could have a material adverse effect on our results of operations.

We Are Subject To Risks That Our Inventory May Decline In Value Before We Sell It Or That We May Not Be Able To Sell The Inventory At The Prices We Anticipate

We purchase and warehouse inventory, most of which is “as-is” or excess inventory of computer equipment and raw gaskets in linear feet and custom assemble for our customers’ needs. Raw gasket material has a shelf-life and must be kept in hospitable atmospheric conditions. As a result, we assume inventory risks and price erosion risks for these products. These risks are especially significant because computer equipment generally is characterized by rapid technological change and obsolescence. These changes affect the market for refurbished or excess inventory equipment. Our success will depend on our ability to purchase computer system inventory at attractive prices relative to its resale value and our ability to turn our inventory rapidly through sales. If we pay too much or hold inventory too long, we may be forced to sell our inventory at a discount or at a loss or write down its value, and our business could be materially adversely affected.

If We Need Additional Financing For Unanticipated Working Capital Needs Or To Finance Acquisitions, We May Not Be Able To Obtain Such Capital, Which Could Adversely Affect Our Ability To Achieve Our Business Objectives

We believe that cash generated from operations, together with other available cash resources, may not be sufficient to meet our current cash requirements for at least the next 12 months and may need to raise additional funds to finance unanticipated working capital requirements or acquire complementary businesses. If funds are not available when required for our unanticipated working capital needs or other transactions, our ability to carry out our business plan could be adversely affected, and we may be required to scale back or discontinue our operations to reflect the extent of available funding.

We have made acquisitions in the past and may make acquisitions in the future, if advisable, and these acquisitions involve numerous risks.

Our growth depends upon market growth and our ability to enhance our existing products and services, and to introduce new products and services on a timely basis. One of the ways to accomplish this is through acquisitions. Acquisitions involve numerous risks, including, but not limited to, the following:
•	difficulty and increased costs in assimilating employees, including our possible inability to keep and retain key employees of the acquired business;
•	disruption of our ongoing business;
•	discovery of undisclosed liabilities of the acquired companies and legal disputes with founders or shareholders of acquired companies;
•	inability to successfully incorporate acquired technology and operations into our business and maintain uniform standards, controls, policies, and procedures;
•	inability to commercialize acquired technology;
•	the need to take impairment charges or write-downs with respect to acquired assets and
•	the failure of the acquired entity to perform as anticipated.

If We Experience Problems In Our Distribution Operations, We Could Lose Customers

In addition to product vendors, we depend on several other third parties over whom we have limited control, including, in particular, Federal Express, United Parcel Service and common carriers for delivery of products to and from our distribution facility and to our customers. We have no long-term relationships with any of those parties. We are therefore subject to risks, including risks of employee strikes and inclement weather, which could result in failures by such carriers to deliver products to our customers in a timely manner, which could damage our reputation and name.

The Industry In Which We Compete In Is Highly Competitive

We face competition in each area of our business. Some of our competitors have greater resources and a more established market position than we have. Our primary competitors include:
•
major manufacturers of computer equipment such as, Dell Computer Corporation, Hewlett Packard and IBM, each of which offer “as-is”, refurbished and new equipment through their websites and direct e-mail broadcast campaigns;

•	privately and publicly owned businesses such as Redemtech, Intechra and Tech Turn that offer asset management and end-of-life product refurbishment and remarketing services;
•	traditional store-based computer retailers, such as Best Buy Co., Inc., and
•	online competitors and auction sites, such as e-Bay

Some competitors have longer operating histories, larger customer or user bases, greater brand name recognition and significantly greater financial, marketing and other resources than we do. Some of these competitors already have an established brand name and can devote substantially more resources to increasing brand name recognition and product acquisition than we can. In addition, larger, well-established and well-financed entities may join with online competitors or computer manufacturers or suppliers as the use of the Internet and other online services increases. Our competitors may be able to secure products from vendors on more favorable terms, fulfill customer orders more efficiently or adopt more aggressive price or inventory availability policies than we can. Traditional store-based retailers also enable customers to see and test products in a manner that is not possible in the wholesale business. Our product offerings must compete with other new computer equipment and related products offered by our competitors. That competition may intensify if prices for new computers continue to decrease.

No Dividends On Common Stock; Issuance Of Preferred Stock

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that dividends will be paid in the foreseeable future. We intend to use any earnings, which may be generated to finance the growth of our businesses. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Our common stock is illiquid and subject to price volatility unrelated to our operations.

If a market for our common stock does develop, its market price could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting us or our competitors. In addition, the stock market itself is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

A large number of shares may be eligible for future sale and may depress our stock price.

We may be required, under terms of future financing arrangements, to offer a large number of common shares to the public, or to register for sale by future private investors a large number of shares sold in private sales to them.

Sales of substantial amounts of common stock, or a perception that such sales could occur, and the existence of options or warrants to purchase shares of common stock at prices that may be below the then-current market price of our common stock, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities, either of which would decrease the value of any earlier investment in our common stock.

Dependence On Key Individuals

Our success depends to a significant extent upon the continued contributions of our key management, technical and sales personnel, many of who would be difficult to replace. The loss of one or more of these employees could harm our business. Although we have entered into a limited number of employment contracts with certain executive officers, we generally do not have long term employment contracts with our key employees. Our success also depends on our ability to identify, attract and retain qualified technical, sales, marketing, finance and managerial personnel. Competition for qualified personnel is particularly intense in our industry and in our locations. This makes it difficult to retain our key personnel and to recruit highly qualified personnel. We have experienced, and may continue to experience, difficulty in hiring and retaining candidates with appropriate qualifications. To be successful, we need to hire candidates with appropriate qualifications and retain our key executives and employees.

We are organized with a small senior management team. If we were to lose the services of one of the following members of our management team, our overall operations could be adversely affected. We consider our key individuals as of this filing to be:
Marc Sherman, Chairman, Chief Executive Officer, Director
David Meynarez, Chief Financial Officer, Treasurer, Director
Moshe Schneider, Co-President, QSGI Green, Inc.
Avner Harel, Co-President, QSGI Green, Inc.

Anti-Takeover Provisions

Certain provisions of our Amended and Restated Certificate of Incorporation, Amended and Restated By-laws and Delaware law may be deemed to have an anti-takeover effect. Our certificate of incorporation provides that our Board of Directors may issue additional shares of Common Stock or establish one or more classes or series of Preferred Stock with such designations, relative voting rights, dividend rates, liquidation and other rights, preferences and limitations that the Board of Directors fixes without stockholder approval. In addition, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. Each of the foregoing provisions may have the effect of rendering more difficult, delaying, discouraging, preventing or rendering more costly an acquisition of the Company or a change in control of the Company.

Corporate Information

QSGI was incorporated in the State of Delaware in October 2001.  Up and until July 1, 2009 it operated with three segments all focused in Information Technology.  Specifically those disciplines were Data Center Maintenance, Data Security and Compliance and Network Infrastructure Design and Support.  The company’s Board of Directors decided to voluntarily file for Chapter 11 Bankruptcy protection on July 2, 2009.  By September 2009, the company sold significantly all of its assets while it negotiated with its secured lenders to restructure the remainder of its indebtedness and emerge from bankruptcy.  The company settled with it lenders during the second quarter of 2010 which allowed it to pursue a plan of reorganization and settle with its unsecured creditors.  As noted above, the plan of reorganization was approved by the impaired parties and confirmed by the US Bankruptcy Court on May 4, 2011.  QSGI emerged from bankruptcy on August 26, 2011.

The remainder of this report will provide information regarding TGG, unless specifically noted.

Corporate History of TGG

TGG was formed as a Florida Limited Liability Company on May 14, 2001.  TGG has not been part of any bankruptcy, receivership or similar proceeding and has not had a material reclassification, merger, consolidation or purchase of sale of a significant amount of assets not in the ordinary course of business.  TGG’s principal products aregaskets, the simple but essential “stop-gap” that ensures that cold air stays inside the refrigerator and freezer as well as night covers, strip curtains, door closers and other essential refrigeration hardware.  TGG has a corporate office and assembly facility in Lake Worth, Florida and a sales and administrative office in New York City. TGG has fifteen full time employees.  It also utilizes a network of independent sales and installation professionals in California, Arizona, Missouri, Florida, New York, Pennsylvania, Illinois and Wisconsin.

For accounting purposes the asset purchase will be accounted for as a business combination with QSGI as the Acquirer. Unless the context suggests otherwise, when we refer in this report to business and financial information for periods prior to the consummation of the asset purchase, we are referring to the business and financial information of TGG.

Dependence on Major Customers

TGG does not have any exclusive long-term arrangements with its customers for continued sales of its products.  At present, TGG operates entirely in the United States.  TGG has utilized contract manufacturing in China and maintains certain manufacturing die equipment with its vendor in China.

TGG operates under subsidies from regulated utility companies.  The concentration of sales under these programs will be provided in a subsequent amendment to this report.

Backlog

Customers typically do not place recurring "long-term" orders with TGG, resulting in a limited order backlog at any point in time. TGG’s failure to receive orders from customers on a continuous basis could have a material adverse effect on our financial condition, results of operations and cash flows given TGG’s lack of recurring orders.

Employees

As of June 30, 2011, TGG employed 15 full-time and 2 part-time employees. None of TGG’s employees are represented by a collective bargaining agreement, nor have has TGG experienced any work stoppages. TGG consider its relations with its employees to be good. TGG depends on the continued service of its key technical, sales and senior management personnel, and its ability to attract and retain additional qualified personnel. If TGG is unable to hire and retain qualified personnel, its business will be seriously harmed.

Available Information

Our Internet website address is http://www.greenenergymasters.com

Compliance With Environmental Regulations

Federal, state, and local laws or regulations which have been enacted or adopted regulating the discharge of materials into the environment have not had, and under present conditions we do not foresee that they will have, a material adverse effect on our capital expenditures, earnings, cash flows or our competitive position. We will continue to monitor our operations with respect to potential environmental issues and costs, including changes in legally mandated standards.

Properties

TGG has a corporate office and assembly facility in Lake Worth, FL, and a sales and administrative office in New York City. For its location in Lake Worth, FL TGG leases approximately 2,500 square feet of general warehouse and office space pursuant to a ten-year lease at a current annual rental of approximately $36,000, escalating each year by 2%. The Lake Worth, FL property is owned by a principal of the Seller. In addition to fixed rentals, the real property lease requires the Company to pay for certain common area maintenance and insurance. This lease expires in March 2021. This warehouse has sufficient capacity for TGG’s current business needs.  For its location in New York City TGG leases office space on a month-to-month basis.

Legal Proceedings

From time to time, the Company may be party to legal proceedings which arise generally in the ordinary course of business.  Management is not aware of any claims against TGG that would have a material adverse affect on the financial position , results of operation or cash flows of the Company.

Certain Relationships and Related Transactions, and Director Independence

Loans from Principal Stockholders/Executive Officers

As of June 30, 2011, December 31, 2010 and 2009, there were no outstanding loans or notes due to or due from principal stockholders or executive officers.

Sales to Related Party
None

Submission of Matters to a Vote of Security Holders

There were no submissions of matters to a vote.

Management’s Discussion And Analysis of Financial Condition and Results of Operations

As noted above in an explanatory note, the audited financial statements were not available as of this report date.  Once delivered to QSGI, a full discussion and analysis of financial condition and results of operations will be provided.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock following the merger by each director and by each executive officer named in the Summary Compensation Table and by all the directors and executive officers as a group as of December 31, 2010.

Title of Class	Name of Beneficial	Amount and Nature of Beneficial Owner (1)	Percent of Class
Common	David Meynarez	31,043,103	12.56%
Common	Marc Sherman	84,267,069	34.10%
Common	All Directors as a class	115,310,172	46.66%
(1) Includes unexercised stock option grants in QSGI, Inc. existing prior to the Merger transaction.

Executive Compensation

Name and Principal Position	Year	Salary
Marc Sherman, CEO (1)	2010	152,288
	2009	51,333
David Meynarez, CFO (2)	2010	64,121
	2009	11,250
(1) Mr. Sherman is also CEO and Chairman of QSGI, Inc. Prior to the Merger transaction. Mr. Sherman was deferring payroll in QSGI, from October 2009 and through December 2010.
(2) Mr. Meynarez is also CFO and Board Member of QSGI, Inc. Prior to the Merger transaction Mr. Meynarez was deferring payroll in QSGI, from October 2009 and through December 2010.

 Market for Registrant's Common Equity, Related Stockholder matters and Issuer Purchases of Equity Securities

Market Information

The Company’s Common Stock is listed on the Pink Sheets Board under the symbol “QSGIQ.PK.”  Prior to that the Company’s Common Stock was listed on the OTC Bulletin Board under the symbol “QSGI.OB.”

The following table sets forth, for the calendar periods indicated, the high and low sales prices per share for the Company’s Common Stock as reported on the Pink Sheet and OTC Bulletin Board.

The following table sets forth, for the calendar periods indicated, the high and low sales prices per share for the Company’s Common Stock as reported on the OTC Bulletin Board.

Years Ended December 31, 2011	High	Low

First Quarter	$0.5800	$0.0730
Second Quarter	$0.3300	$0.1500
Third Quarter	$0.2450	$0.0600
Fourth Quarter	-	-

Years Ended December 31, 2010

First Quarter	$0.0065	$0.0001
Second Quarter	0.0015	0.0002
Third Quarter	0.1900	0.0001
Fourth Quarter	0.3000	0.0601

Years Ended December 31, 2009

First Quarter	$0.2200	$0.0200
Second Quarter	0.2700	0.0400

Holders

As of June 30, 2011, there were approximately 1,800 holders of record of the Company’s Common Stock and the closing price was $0.20. Because many of the outstanding shares of the Company’s Common Stock are held by brokers and other institutions on behalf of shareholders, the Company is not able to estimate the total number of beneficial shareholders represented by these record holders.

Dividends
The Company has paid no cash or stock dividends on its Common Stock to date and does not anticipate paying any dividends on its Common Stock in the foreseeable future. The Company intends to use any earnings, which may be generated, to finance the growth of the businesses.

The Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

FINANCIAL STATEMENTS AND EXHIBITS

As noted above in the explanatory paragraph, the audited financial statements were not available as of this report date.  The financial statement audit and quarterly reviews are being completed will be made available in an amendment to this current report as soon as practicable.

ITEM 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being filed or furnished with this report:
Exhibit Number	Description
99.1	Asset Purchase Agreement
99.2	Press Release.
99.3	Bank Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: December 5, 2011	By:	/S/ Marc Sherman
Marc Sherman
Chief Executive Officer
Chairman of the Board